                                                                    EXHIBIT 99.3


                   PRO FORMA FINANCIAL INFORMATION (unaudited)

The following Unaudited Pro Forma Condensed Combined Balance Sheet gives effect to the planned acquisition of Galileo International, Inc. ("Galileo"). The following Unaudited Pro Forma Condensed Combined Statements of Operations give effect to the planned acquisition of Galileo and the Company's March 1, 2001 acquisition of Avis Group Holdings, Inc. ("Avis"). Both transactions have been accounted for under the purchase method of accounting.

Since the acquisition of Avis occurred prior to March 31, 2001, the financial position of Avis has been included in the Company's historical balance sheet as of March 31, 2001. The Unaudited Pro Forma Condensed Combined Balance Sheet assumes the acquisition of Galileo occurred on March 31, 2001. The Unaudited Pro Forma Condensed Combined Statements of Operations assume the acquisitions of Avis and Galileo occurred on January 1, 2000. The unaudited pro forma financial data is based on the historical consolidated financial statements of the Company, Avis and Galileo under the assumptions and adjustments set forth in the accompanying explanatory notes.

The Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2000 also gives effect to various significant finance-related activities that occurred during the first quarter of 2001 (the "Financing Activities"), which comprise the issuance of debt securities (net of debt retirements) and equity securities, the conversion of PRIDES to CD common stock and the issuance of zero-coupon senior convertible notes. The Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2000 assumes the Financing Activities occurred on January 1, 2000. In addition, the Unaudited Pro Forma Condensed Combined Balance Sheet also gives effect to the May 2001 issuance of zero-coupon zero-yield senior convertible notes, which are assumed to be issued on March 31, 2001.

For purposes of developing the Unaudited Pro Forma Condensed Combined Balance Sheet, Galileo's assets and liabilities were recorded at their estimated fair market values and the excess purchase price was assigned to goodwill and other identifiable intangibles. The fair market values were based on preliminary estimates which are subject to revision upon consummation of the acquisition of Galileo.

Since Avis was consolidated with the Company as of March 1, 2001, the results of operations of Avis between January 1, 2001 and February 28, 2001 were combined with the Company's results of operations to report the combined pro forma results of operations for the three months ended March 31, 2001. The pro forma results of the combined company were then added to Galileo's results of operations for the three months ended March 31, 2001 and for the year ended December 31, 2000, subject to certain pro forma adjustments, to provide the Unaudited Pro Forma Condensed Combined Statements of Operations. All intercompany transactions were eliminated on a pro forma basis. Historically, Avis paid the Company for services the Company provided related to call centers and information technology and for the use of the Company's trademarks and Avis paid Galileo for services Galileo provided related to reservations for vehicle rentals.

The Unaudited Pro Forma Condensed Combined Balance Sheet reflects the disbursement of $33 in cash to Avis stockholders for each share of Avis common stock acquired. The Company made payments totaling approximately $994 million, including payments of $937 million to Avis stockholders, direct expenses of $40 million related to the transaction and the net cash obligation of $17 million related to Avis stock options settled prior to consummation. The purchase price also included the fair value of CD common stock options exchanged with certain fully-vested Avis stock options. The Unaudited Pro Forma Condensed Combined Balance Sheet reflects the purchase price being funded by the issuance of $600 million in debt, with the remaining amount provided by cash.

The pro forma adjustments relating to the acquisition of Galileo assume a combination of a disbursement of CD common stock and cash aggregating an expected value of $33 for each share of Galileo common stock outstanding and the conversion of Galileo stock options to CD common stock options. Cendant will pay aggregate consideration and expenses totaling $3,052 million, including payments of cash and stock totaling $2,895 million to Galileo stockholders, expenses of $48 million related to the conversion of Galileo stock options to CD common stock options and estimated transaction expenses of $109 million directly related to the acquisition of Galileo.

Approximately $2,330 million of the merger consideration is expected to be funded through the issuance of CD common stock, with the remainder being financed by debt issuances. The Unaudited Pro Forma Condensed Combined Statements of Operations reflect incremental interest expense based upon an assumed rate of 7.5% for any new debt issuances. In addition, Cendant's assumption of Galileo's debt of approximately $620 million is reflected in the Unaudited Pro Forma Condensed Combined Balance Sheet.

The unaudited pro forma financial information has been prepared assuming that the price of CD common stock is $19 on the date of the acquisition of Galileo, which reflects the market value of CD common stock on the date the planned acquisition of Galileo was announced. The purchase price may change based on fluctuations in the price of CD common stock, but is subject to a collar as described in Notes (k) and (p) to the Unaudited Pro Forma Condensed Combined Statements of Operations for the three months ended March 31, 2001 and for the year ended December 31, 2000, respectively.

In August 2000, Avis contributed its European vehicle management and leasing business ("PHH Europe") to a newly formed joint venture in exchange for cash, settlement of intercompany debt and a 20% interest in the venture (the "PHH Europe Transaction"). The accompanying Supplemental Unaudited Pro Forma Condensed Combined Statement of Operations of Avis for the year ended December 31, 2000 has been adjusted to reflect the PHH Europe Transaction.

In connection with various acquisitions, the Company intends to review acquired operations, which may result in a plan to realign or reorganize certain of those operations. The cost of implementing such a plan, if it were to occur, have not been reflected in the accompanying pro forma financial information. The impact of a potential realignment could increase or decrease the amount of goodwill and intangible assets and the related amortization in the accompanying pro forma financial information. The Unaudited Pro Forma Condensed Combined Statements of Operations exclude any benefits that might result from the acquisitions due to synergies that may be derived or from the elimination of duplicate efforts.

The Company's management believes that the assumptions used provide a reasonable basis on which to present the unaudited pro forma financial information. The Company has completed other acquisitions and dispositions which are not significant and, accordingly, have not been included in the accompanying unaudited pro forma financial information. The unaudited pro forma financial information may not be indicative of the financial position or results of operations that would have occurred if the acquisition of Avis, the planned acquisition of Galileo and the Financing Activities had been in effect on the dates indicated or which might be obtained in the future.

The unaudited pro forma financial information should be read in conjunction with the historical consolidated financial statements and accompanying notes thereto for the Company, Avis and Galileo, which have been incorporated by reference or included herein. Certain reclassifications have been made to the historical amounts of Galileo to conform with the Company's classification.

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                              AS OF MARCH 31, 2001
                                  (IN MILLIONS)


                                                                                                        PURCHASE
                                                                       HISTORICAL      HISTORICAL       AND OTHER       COMBINED
                                                                        CENDANT          GALILEO       ADJUSTMENTS      PRO FORMA
                                                                       ----------      ----------      -----------      ---------
ASSETS
     Current assets
        Cash and cash equivalents                                      $ 2,092            $ 11            $ 986 (a)      $ 3,089
        Receivables, net                                                 1,380             271                -            1,651
        Other current assets                                             1,030              52                -            1,082
                                                                      --------         -------          -------         --------
     Total current assets                                                4,502             334              986            5,822

     Property and equipment, net                                         1,508             373               22 (c)        1,903
     Stockholder litigation settlement trust                               600               -                -              600
     Deferred income taxes                                               1,358               -                -            1,358
     Franchise agreements, net                                           1,514               -                -            1,514
     Goodwill, net                                                       4,950             300            2,313 (c)        7,563
     Other intangibles, net                                                764             455              308 (c)        1,527
     Other assets                                                        1,738              81               14 (b)        1,833
                                                                      --------         -------          -------         --------
     Total assets exclusive of assets under programs                    16,934           1,543            3,643           22,120
                                                                      --------         -------          -------         --------

     Assets under management and mortgage programs
     Relocation receivables                                                329               -                -              329
     Mortgage loans held for sale                                          917               -                -              917
     Mortgage servicing rights                                           1,667               -                -            1,667
     Vehicle-related, net                                                7,747               -                -            7,747
                                                                      --------         -------          -------         --------
                                                                        10,660               -                -           10,660
                                                                      --------         -------          -------         --------
TOTAL ASSETS                                                          $ 27,594         $ 1,543          $ 3,643         $ 32,780
                                                                      ========         =======          =======         ========


Liabilities and stockholders' equity
     Current liabilities
        Accounts payable and other current liabilities                 $ 2,258           $ 287              $ -          $ 2,545
        Current portion of long-term debt                                  267             188            1,000 (a)        1,455
        Deferred income                                                  1,046               -                -            1,046
        Deferred income taxes                                              227               -               82 (c)          309
                                                                      --------         -------          -------         --------
     Total current liabilities                                           3,798             475            1,082            5,355

     Long-term debt                                                      3,903             434              674 (d)        5,011
     Stockholder litigation settlement                                   2,850               -                -            2,850
     Other liabilities                                                     706             143                -              849
                                                                      --------         -------          -------         --------
     Total liabilities exclusive of liabilities under programs          11,257           1,052            1,756           14,065
                                                                      --------         -------          -------         --------

     Liabilities under management and mortgage programs
        Debt                                                             9,589               -                -            9,589
        Deferred income taxes                                            1,030               -                -            1,030
                                                                      --------         -------          -------         --------
                                                                        10,619               -                -           10,619
                                                                      --------         -------          -------         --------

     Mandatorily redeemable preferred interest in a subsidiary             375               -                -              375
                                                                      --------         -------          -------         --------

     Stockholders' equity                                                5,343             491            1,887 (e)        7,721
                                                                      --------         -------          -------         --------
Total liabilities and stockholders' equity                            $ 27,594         $ 1,543          $ 3,643         $ 32,780
                                                                      ========         =======          =======         ========


See accompanying Notes to Unaudited Pro Forma Condensed Combined Balance Sheet.

                          NOTES TO UNAUDITED PRO FORMA
                        CONDENSED COMBINED BALANCE SHEET
                              AS OF MARCH 31, 2001
                              (DOLLARS IN MILLIONS)


The accompanying Unaudited Pro Forma Condensed Combined Balance Sheet was prepared to reflect the planned acquisition of Galileo, which will be accounted for under the purchase method of accounting, and the issuance of zero-coupon zero-yield senior convertible notes. The purchase price of $3,052 (including $109 of estimated expenses directly attributable to the acquisition of Galileo and $48 of the estimated fair value of CD common stock options issued in exchange for Galileo stock options) was based on acquiring 100% of the Galileo common stock outstanding at $33 per share.

(a) Represents debt associated with the May 2001 issuance of the zero-coupon zero-yield senior convertible notes for gross proceeds of $1,000 (net proceeds of $986).

(b) Represents deferred financing costs of $14 associated with the May 2001 issuance of the zero-coupon zero-yield senior convertible notes.

(c) Represents the excess of the cost over the preliminary estimate of the fair value of the identifiable net assets acquired, calculated as follows:

      Calculation of acquisition goodwill
          Cash consideration                                                                         $   674
          Issuance of CD common stock                                                                  2,330
          Preliminary estimate of fair value of CD common stock options issued in exchange for
              Galileo stock options                                                                       48
                                                                                                     -------
                  Total purchase price                                                                 3,052
                                                                                                     -------

          Preliminary estimate of fair value of identifiable net assets acquired
              Book value of Galileo                                                                      491
              Elimination of Galileo goodwill                                                           (300)
              Preliminary estimate of adjustments to fair value of identifiable intangible assets        308
              Preliminary estimate of adjustment to fair value of computer software                       22
              Deferred tax liability on fair value adjustments and transaction costs                     (82)
                                                                                                     -------
          Preliminary estimate of fair value of identifiable net assets acquired                         439
                                                                                                     -------

          Acquisition goodwill                                                                       $ 2,613
                                                                                                     =======

      Calculation of acquisition goodwill adjustment
          Acquisition goodwill                                                                       $ 2,613
          Historical Galileo goodwill                                                                   (300)
                                                                                                     -------
          Acquisition goodwill adjustment                                                            $ 2,313
                                                                                                     =======



(d) Represents the issuance of $674 of debt to finance a portion of the acquisition price ($565) and to pay fees directly associated with the acquisition of Galileo ($109).

(e) Represents the issuance of CD common stock valued at $2,330 in exchange for outstanding shares of Galileo common stock, the issuance of CD common stock options valued at $48 in exchange for Galileo stock options and the elimination of Galileo equity balances aggregating $491.

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2001
                     (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                                               HISTORICAL            AVIS
                                                             HISTORICAL           AVIS             PURCHASE        ADJUSTED
                                                              CENDANT     JAN 1- FEB 28, 2001    ADJUSTMENTS        CENDANT
                                                             ----------   -------------------    -----------       --------
REVENUES
     Membership and service fees, net                         $ 1,076            $  27              $ (34) (A)     $ 1,069
     Vehicle-related                                              398              594                  -              992
     Global distribution services                                   -                -                  -                -
     Other                                                         12               20                  -  (B)          32
                                                              -------            -----              -----          -------
Net revenues                                                    1,486              641                (34)           2,093

EXPENSES
     Operating                                                    451              174                (34) (A)         591
     Vehicle depreciation, lease charges and interest, net        181              284                  -              465
     Selling, general and administrative                          411              115                  -              526
     Non-vehicle depreciation and amortization                    101               23                  2  (D)         126
     Other charges, net                                           204                -                  -              204
     Non-vehicle interest, net                                     60               78                  1  (C)         139
     Other, net                                                     -                -                  -                -
                                                              -------            -----              -----          -------
Total expenses                                                  1,408              674                (31)           2,051
                                                              -------            -----              -----          -------

Net gain on dispositions of businesses                            435                -                  -              435
                                                              -------            -----              -----          -------

INCOME (LOSS) BEFORE INCOME TAXES, MINORITY INTEREST
      AND EQUITY IN HOMESTORE.COM                                 513              (33)                (3)             477
Provision (benefit) for income taxes                              205              (10)                (2) (E)         193
Minority interest, net of tax                                      13                -                  -               13
Losses related to equity in Homestore.com, net of tax              18                -                  -               18
                                                              -------            -----              -----          -------
INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF
      ACCOUNTING CHANGE                                       $   277            $ (23)             $  (1)         $   253
                                                              =======            =====              =====          =======

CD COMMON STOCK INCOME PER SHARE
     INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE
         Basic                                                $  0.32                                              $  0.29
         Diluted                                                 0.30                                                 0.28

     WEIGHTED AVERAGE SHARES OUTSTANDING
         Basic                                                    790                                                  790
         Diluted                                                  830                                                  830

MOVE.COM COMMON STOCK INCOME PER SHARE
     INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE
         Basic                                                $ 10.41                                              $ 10.41
         Diluted                                                10.13                                                10.13

     WEIGHTED AVERAGE SHARES OUTSTANDING
         Basic                                                      2                                                    2
         Diluted                                                    3                                                    3

                                                                                GALILEO
                                                                HISTORICAL      PURCHASE      COMBINED
                                                                 GALILEO      ADJUSTMENTS     PRO FORMA
                                                                ----------    -----------     ---------
REVENUES
     Membership and service fees, net                               $ -           $ -          $ 1,069
     Vehicle-related                                                  -             -              992
     Global distribution services                                   443            (3)(F)          440
     Other                                                           23             -               55
                                                                  -----          ----          -------
Net revenues                                                        466            (3)           2,556

EXPENSES
     Operating                                                      104            (3)(F)          692
     Vehicle depreciation, lease charges and interest, net            -             -              465
     Selling, general and administrative                            191             -              717
     Non-vehicle depreciation and amortization                       67            (4)(G)          189
     Other charges, net                                               -             -              204
     Non-vehicle interest, net                                       10            13 (H)          162
     Other, net                                                       4             -                4
                                                                  -----          ----          -------
Total expenses                                                      376             6            2,433
                                                                  -----          ----          -------

Net gain on dispositions of businesses                                -                            435
                                                                  -----          ----          -------

INCOME (LOSS) BEFORE INCOME TAXES, MINORITY INTEREST
      AND EQUITY IN HOMESTORE.COM                                    90            (9)             558
Provision (benefit) for income taxes                                 40            (3)(I)          230
Minority interest, net of tax                                         -             -               13
Losses related to equity in Homestore.com, net of tax                 -             -               18
                                                                  -----          ----          -------
INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF
      ACCOUNTING CHANGE                                            $ 50          $ (6)           $ 297
                                                                  =====          ====          =======

CD COMMON STOCK INCOME PER SHARE
     INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE
         Basic                                                                                  $ 0.30 (K)
         Diluted                                                                                  0.29 (K)

     WEIGHTED AVERAGE SHARES OUTSTANDING
         Basic                                                                    123 (J)          913
         Diluted                                                                  123 (J)          953

MOVE.COM COMMON STOCK INCOME PER SHARE
     INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE
         Basic                                                                                 $ 10.41
         Diluted                                                                                 10.13

     WEIGHTED AVERAGE SHARES OUTSTANDING
         Basic                                                                                       2
         Diluted                                                                                     3



        SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                            STATEMENT OF OPERATIONS.

     NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2001
                 (DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)


The following pro forma adjustments relate to the acquisition of Avis and the Financing Activities.

(a) Represents the elimination of amounts paid by Avis to the Company for services provided related to call centers and information technology and for the use of trademarks.

(b) Represents the elimination of the Company's earnings attributable to its investment in Avis for which the combined effect is zero.

(c) Represents interest expense on debt issued to finance the acquisition of Avis ($7), net of the amortization of the fair value adjustment on acquired debt ($4) and the reversal of Avis' amortization of debt-related costs ($2).

(d) Represents the amortization of goodwill generated on the excess of fair value over the net assets acquired on a straight-line basis over 40 years, net of the reversal of Avis' amortization of pre-acquisition goodwill and other identifiable intangibles resulting from the allocation of purchase price on a straight-line basis over 20 years.

(e) Represents the income tax effect of the purchase adjustments and other pro forma adjustments at an estimated statutory rate of 38.5% (not including adjustments for non-deductible goodwill).

The following pro forma adjustments relate to the acquisition of Galileo.

(f) Represents the elimination of amounts paid by Avis to Galileo for services provided related to reservations for vehicle rentals.

(g) Represents the amortization of goodwill generated on the estimated excess of fair value over the net assets acquired on a straight-line basis over 40 years ($16) and the amortization of the estimated identifiable intangibles on a straight-line basis with lives ranging from 5 to 20 years ($11), net of the reversal of Galileo's amortization of pre-acquisition goodwill and other identifiable intangibles ($31).

(h) Represents interest expense relating to the assumed issuance of debt used to finance a portion of the acquisition of Galileo. Assuming interest rates changed by .125%, the related interest expense and pre-tax impact on earnings would be $0.2.

(i) Represents the income tax effect of the purchase adjustments and other pro forma adjustments at an estimated statutory rate of 38.5% (not including adjustments for non-deductible goodwill).

(j) Represents the issuance of 123 million shares of CD common stock used to fund a portion of the acquisition of Galileo.

(k) The purchase price is subject to a collar for fluctuations in the price of CD common stock between $17 and $20. The total purchase price is fixed for price fluctuations between $17 and $20, but the number of shares of CD common stock to be issued will change to equal $2,330 in value. The impact on earnings per share is approximately $.002 for each dollar movement between $17 and $20. The impact for fluctuations outside the collar would result only from changes in the annual goodwill amortization as the number of shares of CD common stock to be issued is fixed outside the collar. The related impact on earnings per share would be less than $.002 for each dollar movement outside the collar. The earnings per share reflected herein is based on an estimated price of CD common stock of $19, which reflects the market value of CD common stock on the date the planned acquisition of Galileo was announced.

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                    (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                                       AVIS
                                          HISTORICAL   ADJUSTED      PURCHASE
                                            CENDANT     AVIS(*)     ADJUSTMENTS
                                         ------------ ---------- ----------------
REVENUES
 Membership and service fees, net          $4,512      $   155       $  (173)(a)
 Vehicle-related                               --        3,783            --
 Global distribution services                  --           --            --
 Other                                        147          151           (39)(b)
                                           -------     -------       -------
Net revenues                                4,659        4,089          (212)
EXPENSES
 Operating                                  1,426          966          (173)(a)
 Vehicle depreciation, lease charges
  and interest, net                            --        1,671            --
 Selling, general and administrative        1,508          637            --
 Non-vehicle depreciation and
  amortization                                352           74            16(c)
 Other charges, net                           111           --            --
 Non-vehicle interest, net                    148          482             6(e)
 Other, net                                    --           --            --
                                           -------     -------       -------
Total expenses                              3,545        3,830          (151)
                                           -------     -------       -------
Net loss on dispositions of businesses           (8)        --           (35)(e)
                                           ---------   -------       -------
Income before income taxes, minority
 interest and equity in Homestore.com       1,106          259           (96)
Provision for income taxes                    362          117           (30)(f)
Minority interest, net of tax                  84            7            --
                                           --------    -------       -------
Income before extraordinary loss and
 cumulative effect of accounting
 change                                    $  660      $   135       $   (66)
                                           ========    =======       =======
CD COMMON STOCK INCOME PER SHARE
 INCOME BEFORE EXTRAORDINARY LOSS AND
  CUMULATIVE EFFECT OF ACCOUNTING
  CHANGE
  Basic                                    $ 0.92
  Diluted                                    0.89
WEIGHTED AVERAGE SHARES OUTSTANDING
  Basic                                       724
  Diluted                                     762
MOVE.COM COMMON STOCK LOSS PER
 SHARE
 LOSS BEFORE EXTRAORDINARY LOSS AND
  CUMULATIVE EFFECT OF ACCOUNTING
  CHANGE
  Basic                                    $(1.76)
  Diluted                                   (1.76)
WEIGHTED AVERAGE SHARES OUTSTANDING
  Basic                                         3
  Diluted                                       3



                                              OTHER                                 GALILEO
                                            PRO FORMA     ADJUSTED   HISTORICAL     PURCHASE      COMBINED
                                           ADJUSTMENTS     CENDANT     GALILEO    ADJUSTMENTS     PRO FORMA
                                         --------------- ---------- ------------ ------------- --------------
REVENUES
 Membership and service fees, net           $    --       $ 4,494      $    --     $    --        $ 4,494
 Vehicle-related                                 --         3,783           --          --          3,783
 Global distribution services                    --            --        1,561         (12)(k)      1,549
 Other                                           --           259           82          --            341
                                            -------       -------      -------     -------        -------
Net revenues                                     --         8,536        1,643         (12)        10,167
EXPENSES
 Operating                                       --         2,219          368         (12)(i)      2,575
 Vehicle depreciation, lease charges
  and interest, net                              --         1,671           --          --          1,671
 Selling, general and administrative             --         2,145          678          --          2,823
 Non-vehicle depreciation and
  amortization                                   --           442          241           2(l)         685
 Other charges, net                              --           111           28          --            139
 Non-vehicle interest, net                       54(g,i)      690           45          51(m)         786
 Other, net                                      --            --           17          --             17
                                            -------       -------      -------     -------        -------
Total expenses                                   54         7,278        1,377          41          8,696
                                            -------       -------      -------     -------        -------
Net loss on dispositions of businesses           --           (43)          --          --            (43)
                                            -------       -------      -------     -------        -------
Income before income taxes, minority
 interest and equity in Homestore.com           (54)        1,215          266         (53)         1,428
Provision for income taxes                      (20)(f)       429          117         (13)(n)        533
Minority interest, net of tax                   (66)(h)        25           --          --             25
                                            -------       -------      -------     -------        -------
Income before extraordinary loss and
 cumulative effect of accounting
 change                                     $    32       $   761      $   149     $   (40)       $   870
                                            =======       =======      =======     =======        =======
CD COMMON STOCK INCOME PER SHARE
 INCOME BEFORE EXTRAORDINARY LOSS AND
  CUMULATIVE EFFECT OF ACCOUNTING
  CHANGE
  Basic                                                   $  0.92                                 $  0.92(p)
  Diluted                                                    0.90                                    0.89 (p)
WEIGHTED AVERAGE SHARES OUTSTANDING
  Basic                                         107(j)        831                      123(o)         954
  Diluted                                       107(j)        869                      123(o)         992
MOVE.COM COMMON STOCK LOSS PER
 SHARE
 LOSS BEFORE EXTRAORDINARY LOSS AND
  CUMULATIVE EFFECT OF ACCOUNTING
  CHANGE
  Basic                                                   $ (1.76)                                $ (1.76)
  Diluted                                                   (1.76)                                  (1.76)
WEIGHTED AVERAGE SHARES OUTSTANDING
  Basic                                                         3                                       3
  Diluted                                                       3                                       3

----------
(*) See Supplemental Unaudited Condensed Combined Statement of Operations and
    Notes included herein.


        SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                            STATEMENT OF OPERATIONS.

     NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                 (DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)


The following pro forma adjustments relate to the acquisition of Avis and the Financing Activities.

(a) Represents the elimination of amounts paid by Avis to the Company for services provided related to call centers and information technology and for the use of trademarks.

(b) Represents the elimination of the Company's earnings attributable to its investment in Avis.

(c) Represents the amortization of goodwill generated on the excess of fair value over the net assets acquired on a straight-line basis over 40 years, net of the reversal of Avis' amortization of pre-acquisition goodwill and other identifiable intangibles resulting from the allocation of purchase price on a straight-line basis over 20 years.

(d) Represents interest expense on debt issued to finance the acquisition of Avis ($44), net of amortization of the fair value adjustment on acquired debt ($25) and the reversal of Avis' amortization of debt related costs ($13).

(e) Represents the reversal of a gain of $35 million recorded by the Company, which represents the recognition of a portion of its previously recorded deferred gain from the 1999 sale of its fleet business due to the disposition of PHH Europe by Avis in August 2000.

(f) Represents the income tax effect of the purchase adjustments and other pro forma adjustments at an estimated statutory rate of 37.5% (not including adjustments for non-deductible goodwill), except Note (e) above where the tax effect was approximately 2%, which represented the rate at which taxes were provided on the related gain.

(g) Represents interest expense relating to the issuance of the zero-coupon senior convertible notes, medium-term notes, borrowing under a $650 million term loan agreement and the repayment of an existing term loan, net of interest expense allocated to the acquisition of Avis (See Note (d) above).

(h) Represents the reduction in preferred stock dividends resulting from the conversion of the PRIDES to CD common stock.

(i) No adjustment has been made to reduce interest expense for interest income on the incremental cash of $1,587 raised through the Financing Activities. Assuming the incremental cash was invested at 5%, which represents the Company's current rate for cash investments, interest expense would have been reduced by $79. Additionally, income before extraordinary loss and cumulative effect of accounting change and income per share before extraordinary loss and cumulative effect of accounting change would have improved by $49 and $0.06, respectively.

(j) Represents the issuance of CD common stock of 61 million shares and 46 million shares relating to the conversion of PRIDES to CD common stock and the issuance of CD common stock, respectively.

The following pro forma adjustments relate to the acquisition of Galileo.

(k) Represents the elimination of amounts paid by Avis to Galileo for services provided related to reservations for vehicle rentals.

(l) Represents the amortization of goodwill generated on the excess of fair value over the net assets acquired on a straight-line basis over 40 years ($65) and the amortization of the estimated identifiable intangibles on a straight-line basis with lives ranging from 5 to 20 years ($46), net of the reversal of Galileo's amortization of pre-acquisition goodwill and other identifiable intangibles ($109).

(m) Represents interest expense relating to the assumed issuance of debt used to fund the acquisition of Galileo. Assuming interest rates changed by .125%, the related interest expense and pre-tax impact on earnings would be $0.8.

(n) Represents the income tax effect of the purchase adjustments and other pro forma adjustments at an estimated statutory rate of 37.5% (not including adjustments for non-deductible goodwill).

(o) Represents the issuance of 123 million shares of CD common stock used to fund a portion of the acquisition of Galileo.

(p) The purchase price is subject to a collar for fluctuations in the price of CD common stock between $17 and $20. The total purchase price is fixed for price fluctuations between $17 and $20, but the number of shares of CD common stock to be issued will change to equal $2,330 in value. The impact on earnings per share is approximately $.006 for each dollar movement between $17 and $20. The impact for fluctuations outside the collar would result only from changes in the annual goodwill amortization as the number of shares of CD common stock to be issued is fixed outside the collar. The related impact on earnings per share would be less than $.007 for each dollar movement outside the collar. The earnings per share reflected herein is based on an estimated price of CD common stock of $19, which reflects the market value of CD common stock on the date the planned acquisition of Galileo was announced.

   SUPPLEMENTAL UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                                  (IN MILLIONS)

The following unaudited pro forma financial information was prepared to reflect the historical consolidated financial statements of Avis, excluding the PHH Europe Transaction. Avis will receive an annual license fee in connection with the PHH Europe Transaction from the joint venture for the license of the PHH fleet management technology, PHH interactive. Avis utilized the proceeds of the PHH Europe Transaction to reduce their indebtedness and to pay transaction costs.

                                                   HISTORICAL       SALE OF         PRO FORMA      ADJUSTED
                                                      AVIS       PHH EUROPE(A)     ADJUSTMENTS       AVIS
                                                  -----------   ---------------   -------------   ----------
REVENUES
 Service fees, net                                   $  241         $ (86)           $   --         $  155
 Vehicle rental                                       2,467            --                --          2,467
 Vehicle leasing and other fees                       1,389           (73)               --          1,316
 Other                                                  146            --                 5(b)         151
                                                     ------         -----            ------         ------
Net revenues                                          4,243          (159)                5          4,089
EXPENSES
 Operating                                              966            --                --            966
 Vehicle depreciation and lease charges               1,695           (24)               --          1,671
 Selling, general and administrative                    693           (56)               --            637
 Interest, net                                          577           (37)              (58)(c)        482
 Depreciation and amortization                           89           (12)               (3)(d)         74
                                                     ------         -----            ------         ------
Total expenses                                        4,020          (129)              (61)         3,830
INCOME (LOSS) BEFORE INCOME TAXES AND MINORITY
 INTEREST                                               223           (30)               66            259
Provision (benefit) for income taxes                     95            (3)               25(e)         117
Minority interest                                         7            --                --              7
                                                     ------         -------          ------         ------
INCOME (LOSS) BEFORE EXTRAORDINARY LOSS AND
 CUMULATIVE EFFECT OF ACCOUNTING CHANGE              $  121         $ (27)           $   41         $  135
                                                     ======         =======          ======         ======


      SEE ACCOMPANYING NOTES TO SUPPLEMENTAL UNAUDITED PRO FORMA CONDENSED
                       COMBINED STATEMENT OF OPERATIONS.

                    NOTES TO SUPPLEMENTAL UNAUDITED PRO FORMA
                   CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                              (DOLLARS IN MILLIONS)


  (a) Represents adjustments to pro forma the results of operations of PHH Europe, assuming that the PHH Europe Transaction occurred on January 1, 2000.

  (b) Represents fleet management technology fee income and the equity in the earnings of the joint venture formed pursuant to the PHH Europe Transaction, net of the amortization of the excess of cost over the assets acquired.

  (c) Represents a reduction in interest expense resulting from the retirement of acquisition debt and revolving credit facilities related to the application of proceeds of $1,053 from the PHH Europe Transaction.

  (d) Represents a decrease in amortization expense relating to goodwill generated from the PHH Europe Transaction, net of the reversal of PHH Europe goodwill.

  (e) Represents the income tax effect of the pro forma adjustments at an estimated statutory rate of 39% (not including adjustments for non-deductible goodwill).









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